                                                                    EXHIBIT 10.7

                         COMMERCIAL SECURITY AGREEMENT

         This Commercial Security Agreement (the "Agreement") is entered as of the date hereinafter set forth by and between:

         CHARLES BRISTER (the "Secured Party"), an individual residing in Tangipahoa Parish, Louisiana, whose Social Security number is
                    , and

         ROBERT W. BELL, an individual residing in Pinellas County, Florida,
         whose Social Security number is            , ("Bell"), and GARY C.
         EVANS, an individual residing in Dallas County, Texas, whose Social
         Security number is            , ("Evans"), (Bell and Evans are
         individually referred to as "Pledgor" and jointly referred to herein as the "Pledgors"), and

         BRISTER'S THUNDER KARTS, INC. (the "Borrower"), Tax Identification Number 75-2639196, a Louisiana corporation having its principal place of business at Highway 51 South, Roseland, Louisiana, 70456 represented herein by V. Lynn Graybill, its President, duly authorized by resolution attached hereto, under the following terms and conditions:

SECTION 1. GRANT OF SECURITY INTEREST. For value received and in order to secure the prompt and punctual payment and satisfaction of the Obligations as defined hereinafter, the Pledgors do by these presents hereby grant a continuing security interest in favor of the Secured Party as affecting the Collateral described in the Description of Collateral (Section 3) section of this Agreement and agrees with the Secured Party as hereinafter provided. The security interest granted in the Collateral described in the Description of Collateral section of this Agreement in favor of the Secured Party will continue until such time as all of the Obligations as defined hereinafter are fully paid and satisfied and this Agreement is cancelled or terminated by the Secured Party under a written cancellation instrument and the Collateral in the possession of the Secured Party or a financial intermediary (as defined in R.S.10:8-313(4)) has been placed in the possession of Pledgors or their designated agents.

SECTION 2. OBLIGATIONS SECURED. The security interest granted hereby is granted to secure the prompt and punctual payment and satisfaction of the following (which is herein separately and collectively referred to as the "Obligations"):

         A. That loan indebtedness of Borrower to the Secured Party represented by that certain subordinated promissory note made by Borrower dated March 15, 1996 payable to the order of the Secured Party and all subsequent holders of the note, in the





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         principal amount of ONE MILLION AND NO 100 ($1,000,000.00) DOLLARS, with interest and attorney's fees and payable as provided therein.

         B. Any advances or expenditures made by the Secured Party or expenses incurred by the Secured Party in protection or in furtherance of its rights under this Agreement.

SECTION 3. DESCRIPTION OF COLLATERAL. Pledgors hereby grant to Secured Party a security interest in and agree that Secured Party shall continue to have a security interest in the following property (the "Collateral") to-wit:

         The securities described below, together with all instruments and general intangibles related thereto and all monies, income, proceeds and benefits attributable or accruing to said property, including, but not limited to, all stock rights, options, rights to subscribe, any dividends (except cash dividends), new security or other properties or benefits to which Pledgors are or may hereafter become entitled to receive on account of said property:

Company                           No. of Common Shares              Pledgor
-------                           --------------------              -------
Hunter Resources, Inc.                  1,000,000                    Evans
NewCare Health Corporation               196,464                     Bell

together with any accessions, additions and attachments to the foregoing and the proceeds and products thereof (except immovable property), including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all returned or repossessed goods arising from or relating to any of the property described herein or other proceeds of any sale or other disposition of such property.

         On each anniversary date of the Agreement, the market value of the Collateral shall be determined based upon the closing price of such Collateral on its applicable trading market on the day immediately preceding such anniversary date. On such date or as soon as practicable thereafter (i) if the market value of the Collateral pledged by each Pledgor exceeds 50% of the principal amount of the Obligations due and owing on such date, such Pledgor will be entitled to have released to him a number of shares having a market value equal to such excess, or (ii) if the market value of the Collateral pledged by each Pledgor is less than 50% of the principal amount of the Obligations due and owing on such date, such Pledgor shall pledge additional securities having a market value equal to such deficiency. Any such additional securities shall be included in the definition of Obligations hereunder and shall be subject to the terms and conditions of the Agreement.





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
SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS. Pledgors represent and warrant as follows:

         A. OWNERSHIP; NO ENCUMBRANCES. Except for the security interest granted hereby, Evans is the owner of the Hunter Resources, Inc. shares and Bell is the owner of the NewCare Health Corporation shares, and Pledgors are and during the term of this Agreement will be, the owners of their respective stock constituting the Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

         B. NO FINANCING STATEMENTS. There is no financing statement, notice of security interest, pledge agreement, assignment, notice of assignment or similar document now on file or of record in any public office covering any part of the Collateral, and Pledgors will not execute and there will not be on file or of record in any public office any financing statement(s), notice of security interest, pledge agreement, assignment, notice of assignment or similar document except the financing statement(s) filed or to be filed in favor of Secured Party.

         C. PERFECTION OF SECURITY INTEREST. The Pledgors shall transfer a security interest in the Collateral, and maintain such security interest in the Collateral during the term of this Agreement at the option of the Pledgors by (i) placing the Collateral in the possession of the Secured Party, or (ii) by placing a financial intermediary in possession of certificated securities representing the Collateral appropriately endorsed in blank and the financial intermediary shall send confirmation to the Secured Party and also by book entry or otherwise identify the security interest in compliance with La. R.S.10:8-313.

         D. ACCURACY OF INFORMATION. All information furnished to Secured Party concerning Pledgors, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

         E. AUTHORITY. Each of the Pledgors have the full right and authority to execute and perform this Agreement and to create the security interest created by this Agreement. The making and performance by Pledgors of this Agreement will not violate any articles of incorporation, bylaws or similar document respecting Pledgors, any provision of law or any previous agreement of Pledgors.

         F. IDENTIFICATION. The Pledgors' correct Social Security Numbers are shown on the first page of this Agreement, and each Pledgor shall give notice to the Secured Party





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         immediately of any change in that number. Each Pledgor warrants to give notice to the Secured Party immediately should there be any change in Pledgor's name or legal status.

         G. CONTINUING OBLIGATIONS. The above representations and warranties and all other representations and warranties contained in this Agreement are and will be continuing in nature and will remain in full force and effect until such time as this Agreement is cancelled in the manner provided above.

         H. ADDITIONAL WARRANTIES. As to each and all securities and similar property included within the Collateral (including securities hereafter acquired that are part of the Collateral), Pledgors further represent and warrant (as of the time of delivery of same to Secured Party) as follows: (a) such securities are genuine, validly issued and outstanding, fully paid and nonassessable, and are not issued in violation of the preemptive rights of any person or of any agreement by which the issuer or obligor thereof or Pledgors are bound, (b) such securities are not subject to any interest, option or right of any third person, (c) such securities are in compliance with applicable law concerning form, content and manner of preparation and execution and (d) Pledgors acquired and hold the securities in compliance with all applicable laws and regulations.

         I. DIVIDENDS AND PROCEEDS. Any and all payments, dividends, other distributions (including stock redemption proceeds), or other securities in respect of or in exchange for the Collateral, whether by way of any dividends (except cash dividends), stock dividends, recapitalizations, mergers, consolidations, stock splits, combinations or exchanges of shares or otherwise, received by Pledgors shall be held by Pledgors or the financial intermediary, as the case may be, in trust for Secured Party and Pledgors shall immediately deliver same to Secured Party or a financial intermediary to be held as part of the Collateral. Pledgors may retain ordinary cash dividends.

         J. VOTING RIGHTS. Secured Party shall have no voting rights unless there has been a default under this Agreement and Secured Party has obtained ownership of the Collateral.

         K. FURTHER ASSURANCES. Pledgors agree to execute such stock powers, endorse such instruments, or execute such additional pledge agreements or other documents as may be required by Secured Party in order effectively to grant to Secured Party the security interest in the Collateral and to enforce and exercise Secured Party's rights regarding same.





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
         L. SECURITIES LAWS. In the event of default, Pledgors hereby agree to cooperate fully with Secured Party in order to permit Secured Party to sell, at foreclosure or public or private sale, the Collateral pledged hereunder. Specifically, Pledgors agree to fully comply with the securities laws of the United States and of the State of Louisiana.

SECTION 7. GENERAL COVENANTS: Pledgors covenant and agree as follows:

         A. NOTICES AND REPORTS; RECORDS. Each Pledgor shall promptly notify Secured Party in writing of any change in the name, identity or structure of such Pledgor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Pledgor or the Collateral.

         B. ADDITIONAL FILINGS. Pledgors agree to execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Secured Party may from time to time reasonably require in order to comply with the Commercial Laws of Louisiana, the Uniform Commercial Code (or other applicable state law of the jurisdiction where any of the Collateral is located) and to preserve and protect the Secured Party's rights to the Collateral.

         C. PROTECTION OF COLLATERAL. Secured Party, at its option, whether before or after default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, (b) pay all filing, recording, licensing or certification fees or other fees and charges related to the Collateral, or (c) take any other action to preserve and protect the Collateral and Secured Party's rights and remedies under this Agreement as Secured Party may deem necessary and appropriate. Pledgors agree that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action.

         D. INSPECTION. Pledgors shall at all reasonable times allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine the Collateral.

SECTION 8. EVENTS OF DEFAULT: Pledgors shall be in default hereunder upon the happening of any of the following events or conditions:

         A. Failure by either Borrower to pay the principal of or any installment of the principal of the obligations when due, or failure to pay any interest on the obligations when due, and





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         such nonpayment shall have continued for a period of fifteen (15) days after receipt of written notice thereof;

         B. If any representation or warranty made in this Agreement that shall prove to have been untrue or misleading in any material respect when made;

         C. Default in the observance or performance of any covenant or agreement contained in this Agreement, and if such default shall have continued for a period of fifteen (15) days after receipt of written notice thereof;

         D. If either Borrower or Pledgors shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts; or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, or either Borrower or Pledgors shall make a general assignment for the benefit of its creditors; or (iii) there shall be commenced against either Borrower or Pledgors any case, proceeding or other action of a nature referred to in clauses (i) or
         (ii) above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property, which case, proceeding or other action results in the entry of an order for relief or remains undismissed, undischarged or unbonded for a period of 60 days; or (iv) either Borrower or Pledgors shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the acts set forth in clauses (i), (ii) or (iii) above; or (v) either Borrower or Pledgors shall generally not, or shall be unable to, pay its debts as they become due or shall admit in writing its inability to pay its debts;

SECTION 9. REMEDIES: Upon the occurrence of any event of default and the applicable notice thereof, if any, Secured Party, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

         A. DECLARE OBLIGATIONS DUE. Secured Party, at its option, may declare the Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Pledgors and any





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
         maker, endorser, guarantor, surety or other party liable in any capacity for any of the obligations.

         B. DEFAULT REMEDIES. Should any event of default occur, and in addition to the rights of Secured Party with respect to possessory collateral, Secured Party shall have the right, at its sole discretion, to accelerate payment of all amounts that either Borrower may then owe to Secured Party, which will then entitle Secured Party to foreclose under this Agreement under ordinary or executory process procedures, and to cause the Collateral to be immediately seized wherever found, and sold with or without appraisal, in regular session of court or in vacation, in accordance with applicable Louisiana law, subject to Paragraph C of this Subsection and the notice provisions in
         Section 8 herein.

         Should the Collateral for any reason be located in another state at or following any default under the Obligations or under this Agreement, or should there be a subsequent change in Louisiana law permitting self-help remedies with regard to non-possessory collateral, Pledgors agree that Secured Party may take possession of the Collateral in any manner then permitted under the laws of the state in which the Collateral is then located or under the laws of Louisiana as then applicable. Should Secured Party for any reason have or acquire possession of the Collateral at or following default, Secured Party may sell the Collateral at public or private sale as authorized by Louisiana law or the applicable provisions of the Uniform Commercial Code or similar laws in effect in the state where the Collateral is then located. Pledgor agrees that the requirement of reasonable notice shall be met if the Secured Party mails such notice to Borrower and Pledgors at Pledgors' addresses as shown in this Agreement and to any financial intermediary in possession of the Collateral at least ten
         (10) days before the time of any public sale or, if disposition is by private sale, at least ten (10) days before the time after which private sale may occur. During such notice period, Borrower, Pledgors, or any third party on behalf of Borrower or Pledgors may cure any default. If public sale is held, there will be sufficient compliance with all requirements of notice to the public by a single publication in a newspaper in general circulation in the parish or county where the Collateral is then located. This notice should include the time and place of sale, and a brief description of the property to be sold.

         C. PRO RATA SEIZURE OF COLLATERAL. SECURED PARTY AGREES THAT IN THE EVENT OF SEIZURE OF THE COLLATERAL UPON A DEFAULT, SUCH COLLATERAL OF EVANS AND BELL SHALL BE SEIZED AND SOLD ON A PRO RATA BASIS ONLY. BY WAY OF EXAMPLE, IN THE EVENT OF $100,000 REMAINED OWED TO THE SECURED PARTY UPON DEFAULT, SO MUCH OF EVANS AND BELL'S SHARES SHALL BE SEIZED AND SOLD SO





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         THAT THE SHARES OF EVANS AND BELL EACH ACCOUNT FOR $50,000 OF THE
         $100,000 DEBT. IN THE EVENT THE COLLATERAL PLEDGED BY EITHER PLEDGOR WHEN SOLD ON A PRO RATA BASIS IS EXHAUSTED WITHOUT THE OBLIGATION TO THE SECURED PARTY HAVING BEEN FULLY REPAID, SECURED PARTY MAY PROCEED TO SEIZE AND SELL THE ADDITIONAL COLLATERAL PLEDGED BY THE OTHER PLEDGOR NECESSARY TO FULLY REPAY THE OBLIGATIONS. BY WAY OF EXAMPLE, IF $1,000,000 REMAINED OWED TO SECURED PARTY AND BELL'S COLLATERAL HAD A PRESENT MARKET VALUE OF $400,000, AND EVAN'S COLLATERAL HAD A PRESENT MARKET VALUE OF $700,000, THE SECURED PARTY WOULD SEIZE AND SELL ALL OF BELL'S COLLATERAL RESULTING IN $400,000 AND THAT PORTION OF EVAN'S COLLATERAL TO SATISFY THE OBLIGATION ($400,000 PLUS AN ADDITIONAL $200,000).

         D. PROCEEDS; SURPLUS; DEFICIENCIES. Secured Party may apply any proceeds derived or to be derived from the sale, collection or other disposition of the Collateral first to the reimbursement of any reasonable expenses incurred by Secured Party in connection therewith, including the fees of Secured Party's attorney and court costs; and then to the payment of any additional sums that Secured Party may advance on Pledgor's and/or Borrower's behalf under this Agreement, together with interest thereon at the rate of twelve (12%) percent per annum; and then to the payment of the Obligations in such order and with such priority as Secured Party may determine within its sole discretion. Pledgors shall be entitled to any surplus if one results after application of the proceeds and Borrower shall remain liable for any deficiency.

         E. EXPENSES. Borrower shall be liable for and agrees to pay on demand the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, improving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorney's fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon at the rate of twelve (12%) percent per annum from the date incurred until paid by Borrower which Borrower agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

         F. REMEDIES CUMULATIVE. The rights and remedies of Secured Party are cumulative and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Pledgor agrees that nothing under this Agreement shall limit or restrict the remedies available to Secured Party following any event of default. Secured Party may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default.





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
SECTION 10. PROTECTION OF SECURED PARTY'S SECURITY RIGHTS: Pledgors agree to be fully responsible for any losses that Secured Party may suffer as a result of anyone other than Secured Party asserting any rights or interest in the Collateral. Pledgors further agree to appear in and defend all actions and proceedings purporting to affect Secured Party's security rights and interest. Should Pledgors fail to do what is required of it under this Agreement, or if any action or proceeding is commenced naming Secured Party as a party, or affecting Secured Party's security interest, or the rights and powers granted under this Agreement, then Secured Party may, without releasing Pledgor from any of its obligations, do whatever Secured Party believes is necessary and proper within its sole discretion, including advancing additional sum on Pledgors' behalf as provided herein, to protect Secured Party's security rights and interests.

SECTION 11. OTHER AGREEMENTS:

         A. USE OF COPIES; FILING FEES. Any carbon, photographic or other reproduction of this Security Agreement or any financing statement signed by Pledgors is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state. Pledgors agree that Secured Party may file a carbon, photographic, facsimile or other type of copy of this Agreement, or of a UCC Financing Statement, in lieu of filing an original containing the signatures of Pledgors or of Pledgors' duly authorized representative. Pledgors further agrees to reimburse Secured Party for the cost of filing, amending, continuing, terminating and releasing Pledgors' ucc Financing Statement(s), to the extent applicable, which costs shall be considered additional Obligations secured under this Agreement.

         B. RELATIONSHIP TO OTHER AGREEMENTS. This Security Agreement and the security interests (and pledges and assignments as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interests, pledges, assignments, liens, rights, titles or other interests in favor of Secured Party or assigned to Secured Party by others in connection with the Obligations. All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

         C. NOTICES. Any notice or demand given by Secured Party to Borrower and Pledgors in connection with this Agreement, the Collateral or the Obligations shall be deemed given and effective upon deposit in the United States by certified mail, postage





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
         prepaid, addressed to Borrowers and Pledgors at the addresses of Borrowers and Pledgors designated at the beginning of this Agreement. Actual notice to Borrowers and Pledgors shall always be effective no matter how given or received.

         D. HEADINGS AND GENDER. Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.

         E. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Louisiana.

         F. EXEMPTIONS FROM SEIZURE. In entering into this Agreement, Pledgors are, to the extent applicable, waiving any exemption from seizure with regard to the Collateral to which Pledgors may be entitled under applicable Louisiana law and the laws of the United States.

         G. AGREEMENTS, REPRESENTATIONS, COVENANTS AND WARRANTIES OF EVANS AND BELL. Any agreement, representation, covenant or warranty made herein by Evans shall only apply to Evans or Evans' stock in Hunter Resources, Inc. Evans makes no representations, warranties, covenants or agreements of any nature with respect to Bell or Bell's shares of NewCare Health Corporation. Any agreement, representation, covenant or warranty made herein by Bell shall apply only to Bell or Bell's stock in NewCare Health corporation. Bell makes no representations, warranties, covenants or agreements of any nature with respect to Evans or Evans' shares of Hunter Resources, Inc.

         H. ACKNOWLEDGMENT OF MERGER NEGOTIATIONS. Secured Party acknowledges that NewCare Health Corporation is presently in merger negotiations with Retirement Care Associates (NYSE:RCA) and that Hunter Resources, Inc. is presently in merger negotiations with Magnum Petroleum, Inc. (AMEX:MPM). Merger agreements have been executed in both proposed mergers but there is no certainty that either of these mergers will be consummated. Secured Party acknowledges that in the event either merger occurs, or a merger with any other company occurs, known or unknown at this time, no default under the terms of this agreement will result from the conversion of shares resulting from the merger.

         I. SEPARATE COUNSEL. Secured Party expressly acknowledges that he has been advised that he has not been represented by Borrower or Halter Financial Group, Inc.'s legal counsel in this matter and has been advised and urged to seek separate legal counsel for advice in this matter.





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

IN WITNESS WHEREOF, this Agreement is executed by Robert W. Bell at Pinelms County, Largo, Florida on March 14, 1996 in the presence of the undersigned two competent witnesses after due reading of the whole.

WITNESSES:                              Robert W. Bell

/s/ Joyce K. Reynolds                    By: /s/ Robert W. Bell
--------------------------------             --------------------------------
                                             Robert W. Bell
/s/ John W. Konlren
--------------------------------


IN WITNESS WHEREOF, this Agreement is executed by Gary C. Evans at _________ County, _______, ________ on ________, 1996 in the presence of the undersigned two competent witnesses after due reading of the whole.

WITNESSES:                              Gary C. Evans

                                        By:
--------------------------------             --------------------------------
                                             Gary C. Evans

--------------------------------


IN WITNESS WHEREOF, this Agreement is executed by the Borrower at __________ County, ________, _______ on ________, 1996 in the presence of the undersigned two competent witnesses after due reading of the whole.

WITNESSES:                              Brister's Thunder Karts, Inc.

                                        By:
--------------------------------             --------------------------------
                                             V. Lynn Graybill
                                             President

--------------------------------


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

SIGNATURES: IN WITNESS WHEREOF, this Agreement is executed by the Secured party at Tangipahoa Parish, Roseland, Louisiana, on ___________, 1996 in the presence of the undersigned two competent witnesses after due reading of the whole.

WITNESSES:                              Charles Brister

/s/ Klara Albaral                       By: /s/ Charles Brister
--------------------------------             --------------------------------
                                             Charles Brister
/s/ George Johnson
--------------------------------


IN WITNESS WHEREOF, this Agreement is executed by Robert W. Bell at _________ County, _______, Florida on ________, 1996 in the presence of the undersigned two competent witnesses after due reading of the whole.

WITNESSES:                              Robert W. Bell

                                        By:
--------------------------------             --------------------------------
                                             Robert W. Bell

--------------------------------


IN WITNESS WHEREOF, this Agreement is executed by Gary C. Evans at Dallas County, Texas, on March 15, 1996 in the presence of the undersigned two competent witnesses after due reading of the whole.

WITNESSES:                              Gary C. Evans

/s/ Vicki Newman                        By:  /s/ Gary C. Evans
--------------------------------             --------------------------------
                                             Gary C. Evans

/s/ Brenda M. Yerian
--------------------------------


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
IN WITNESS WHEREOF, this Agreement is executed by the Borrower at Dallas County, Texas, ________ on March 15, 1996 in the presence of the undersigned two competent witnesses after due reading of the whole.

WITNESSES:                              Brister's Thunder Karts, Inc.

/s/ Klara Albaral                       By:  /s/ V. Lynn Graybill
--------------------------------             --------------------------------
                                             V. Lynn Graybill
/s/ George Johnson                           President
--------------------------------



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